SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               March 19, 1998
                     ---------------------------------
                     (Date of earliest event reported)


                       Digital Equipment Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Massachusetts           1-5296                04-2226590
          --------------        -----------         -------------------
            (State of           (Commission            (IRS Employer
          Incorporation)          File No.)          Identification No.)


             111 Powdermill Road, Maynard, Massachusetts 01754
             -------------------------------------------------
                  (Address of principal executive offices,
                            including zip code)


                               (978) 493-5111
            ----------------------------------------------------
            (Registrant's telephone number, including area code)




                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

      On March 19, 1998, a duly appointed special committee of the Board of Directors of Digital Equipment Corporation ("Digital") adopted the Digital Equipment Corporation Key Employee Severance Plan (the "Severance Plan") for the benefit of certain employees of Digital and its subsidiaries. Nine senior executives, nineteen other executives, and all employees who have the title of vice president (together, the "Executives") are eligible to participate in the Severance Plan, which provides for, among other things, a severance payment in the event an Executive's employment is terminated within one year following a change of control of Digital.

      Digital also entered into a certain Severance Agreement with Robert
B. Palmer, dated as of March 19, 1998 (the "Severance Agreement"). Such Severance Agreement provides that, among other things, Mr. Palmer would receive a severance payment in the event that his employment with Digital were to be terminated within two years following a change of control of Digital.

      Consummation of the merger contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of January 25, 1998 by and among Digital, Compaq Computer Corporation and Compaq Merger, Inc. will constitute a change of control for purposes of both the Severance Plan and the Severance Agreement.

      Copies of the Severance Plan and Severance Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

      On May 6, 1998, Digital issued a press release relating to an amendment of its financial results for the third quarter and the year-to-date period ended March 28, 1998. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibits.

           Exhibit 10.1  -  Digital Equipment Corporation Key Employee
                            Severance Plan, effective as of March 19, 1998

           Exhibit 10.2  -  Severance Agreement, dated as of March 19, 1998, by and between Digital Equipment Corporation and Robert B. Palmer

           Exhibit 99    -  Press Release of Digital Equipment Corporation
                            dated May 6, 1998




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   DIGITAL EQUIPMENT CORPORATION


                                   By: /s/ Gail S. Mann
                                      ---------------------------------
                                      Gail S. Mann
                                      Vice President, Assistant General
                                      Counsel, Secretary and Clerk


Dated:  May 6, 1998




                               EXHIBIT INDEX


Exhibit No.       Description

      10.1 Digital Equipment Corporation Key Employee Severance Plan, effective as of March 19, 1998

      10.2 Severance Agreement, dated as of March 19, 1998, by and between Digital Equipment Corporation and Robert B. Palmer

      99          Press Release of Digital Equipment Corporation dated
                  May 6, 1998